Note 4 - Acquisition	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Business Combination Disclosure [Text Block]

Note 4. Acquisition

On July 1, 2023, the Company, along with Messrs. Fernandez and Barreto, exercised common stock purchase warrants issued by Progressive Care (“RXMD Warrants”) and were issued shares of Progressive Care common stock. The Company exercised RXMD Warrants on a cashless basis and was issued 402,269 shares of Progressive Care common stock. The Company also exercised RXMD Warrants on a cash basis and paid consideration in the amount of $506,000 and was issued 230,000 shares of Progressive Care common stock. Mr. Fernandez exercised RXMD Warrants on a cashless basis and was issued 211,470 shares of Progressive Care common stock. Mr. Barreto exercised RXMD Warrants on a cashless basis and was issued 130,571 shares of Progressive Care common stock. At the time of exercise, all of the above RXMD Warrants were in-the-money. After the exercise of the RXMD Warrants, the Company and Messrs. Fernandez and Barreto collectively owned approximately 53% of Progressive Care’s voting common stock.

Also, on July 1, 2023, the Company entered into a voting agreement with Messrs. Fernandez and Barreto, whereby at any annual or special shareholders meeting of Progressive Care’s stockholders, and whenever the holders of Progressive Care’s common stock act by written consent, Messrs. Fernandez and Barreto agreed to vote all of the shares of Progressive Care common stock (including any new shares of Progressive Care common stock acquired after the date of the voting agreement or acquired through the conversion of securities convertible into Progressive Care common stock) that they own, directly or indirectly, in the same manner that the Company votes its shares of Progressive Care common stock and equivalents. The voting agreement is irrevocable and perpetual in term.

As a result of the RXMD Warrant exercises and the entry into the voting agreement, the Company concluded that there was a change in control in Progressive Care. As of July 1, 2023, NextPlat has the right to control more than 50% of the voting interests in Progressive Care through the concurrent common stock purchase warrant exercises and voting agreement noted above. Beginning on July 1, 2023, the Company changed the accounting method for its investment in Progressive Care, which prior to July 1, 2023 had been accounted for as an equity method investment to consolidation under the voting interest model in FASB ASC Topic 805. Therefore, Progressive Care became a consolidated subsidiary of the Company on July 1, 2023.

Progressive Care contributed revenues of approximately $26.8 million and a net loss of approximately $14.7 million to the Company for the period from July 1, 2023 to December 31, 2023. The following unaudited pro forma summary presents consolidated information of NextPlat Corp as if the business combination had occurred on January 1, 2023 (in thousands).

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
	(Unaudited)	(Unaudited)
Revenue	$60,704	$52,312

Earnings	$(15,854)	$(13,867)

The Company did not have any material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings.

The following table summarizes the consideration transferred to acquire a controlling interest in Progressive Care and the amounts of identified assets acquired and liabilities assumed at the acquisition date, as well as the fair value of the noncontrolling interest in Progressive Care at the acquisition date (in thousands):

Purchase Price Allocation
Total purchase consideration	$16,679
Fair value of non-controlling interest	23,180
Total consideration	$39,859

Identifiable net assets acquired:
Cash	$7,352
Accounts receivable, net	6,478
Accounts receivable, other	506
Inventory	1,631
Prepaid expenses	220
Property and equipment, net	2,883
Right of use assets, net	405
Intangible assets, net:
Trade name	4,700
Development technology	2,880
Pharmacy records	8,130
Deposits	39
Accounts payable and accrued expenses	(8,231)
Notes payable and accrued interest - current portion	(149)
Lease liabilities - current portion	(208)
Notes payable - long term	(1,173)
Lease liabilities - long term	(230)
Deferred tax liability (1)	—
Net assets acquired	$25,233

Goodwill	$14,626

(1) Under federal tax law, previously unidentified finite lived intangible assets recognized from a business combination have no tax basis and therefore are not amortized for tax purposes. This tax position created a book/tax basis difference that was previously not recognized at July 1, 2023, the date of the business combination transaction. Therefore, an approximate $4.0 million deferred tax liability measurement period adjustment was recorded at December 31, 2023 as a result of the book/tax basis difference for the finite lived intangible assets. In addition the Company determined that the acquired deferred tax liability could be utilized to offset preexisting deferred tax assets. Therefore, in accordance with ASC 805-740-45-2, the Company released the deferred tax asset valuation allowance as a reduction to goodwill in the amount of approximately $4.0 million during the measurement period.

The total consideration is based on the fair value of the Company’s common stock outstanding at July 1, 2023, which was 7,662,343 total implied shares outstanding and a fair market value of $4.45 per share, plus the fair value of warrants and options outstanding at July 1, 2023 of approximately $5.8 million. Total implied shares outstanding at July 1, 2023 consisted of 6,162,343 common shares outstanding and 1,500,000 Preferred Stock, Series B as converted on July 1, 2023.

As a result of NextPlat obtaining control over Progressive Care, NextPlat’s previously held equity interest in Progressive Care was remeasured to fair value, resulting in a gain of approximately $11.4 million , which has been recognized in the line item “Gain on remeasurement of fair value of equity interest in affiliate prior to acquisition” on the condensed consolidated statements of comprehensive income (loss).

The fair value of the noncontrolling interest of  approximately $23.2 million and the fair value of the previously held equity interest of approximately $16.7 million in Progressive Care were estimated by applying a market approach and an income approach, respectively. These fair value measurements of the noncontrolling interest and the previously held equity interest are based on significant inputs not observable in the market, and thus represent Level 3 measurements. The fair value estimates for the noncontrolling interest and the previously held equity interest are based on (1) an assumed discount rate range of 10% to 11%, (2) an assumed terminal value based on long-term sustainable growth rates of 3.0%,(3) assumed financial multiples of reporting entities deemed to be similar to Progressive Care, and (4) assumed adjustments because of the lack of control or lack of marketability, as relevant, that market participants would consider when estimating the fair value of the noncontrolling interest and the previously held equity interest in Progressive Care.

The goodwill is attributable to the workforce of the acquired business and the significant synergies expected to arise after NextPlat’s acquisition of a controlling interest in Progressive Care. The goodwill is not deductible for tax purposes.

The initial recognition of the Progressive Care's identifiable intangible assets, resulting from the acquisition on July 1, 2023 and the application of push-down accounting, were measured using Level 3 inputs. The fair value at the date of acquisition was approximately $15.7 million.